Exhibit 10(p)(2)
          AMENDMENT NO. 1 AND CONSENT, dated as of June 11, 2010 (this “Amendment”), among LAMAR MEDIA CORP., (the “Company”), LAMAR ADVERTISING OF PUERTO RICO, INC. (the “Initial Subsidiary Borrower” and together with the Company, the “Borrowers”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, “Administrative Agent”) and the Lenders party hereto to the Credit Agreement, dated as of April 28, 2010, by and among the Borrowers, the Administrative Agent, the Lenders and the other parties thereto (the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
          WHEREAS, Section 10.02 of the Credit Agreement permits the Credit Agreement to be amended from time to time with the consent of the Company and the Required Lenders;
          NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
          Section 1. Amendment
          (a) Clause (d) of the second paragraph of Section 7.04 of the Credit Agreement is hereby amended by adding the following parenthetical immediately after the reference to “25%” appearing in such clause:
          “(or, in the case of the real property and improvements located at 5551 Corporate Blvd., Baton Rouge, Louisiana, 75%)”.
          Section 2. Conditions Precedent to the Effectiveness
          This Amendment shall become effective as of the date (the “Amendment Effective Date”) first written above when, and only when, the Administrative Agent shall have received this Amendment, duly executed by the Company, the Administrative Agent and Lenders constituting the Required Lenders.
          Section 3. Representations and Warranties; No Default
          On and as of the Amendment Effective Date, after giving effect to this Amendment, each Credit Party hereby represents and warrants to the Administrative Agent and each Lender that as of the Amendment Effective Date (a) no Default or Event of Default shall have occurred and be continuing and (b) all representations and warranties made by any Credit Party contained in the Credit Agreement or in the other Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).
          Section 4. Fees and Expenses
          Borrower agrees to pay on demand in accordance with the terms of Section 10.02 of the Credit Agreement all reasonable disbursements and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent with respect thereto).
          Section 5. Reference to and Effect on the Credit Documents
          (a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.
          (b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Company or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
          (d) This Amendment is a Loan Document.
          Section 6. Execution in Counterparts
          This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
          Section 7. Section Titles
          The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.
          Section 8. Successors
          The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          Section 9. Governing Law
          THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

LAMAR MEDIA CORP.
By:	/s/ Keith Istre
	Name:	Keith Istre
	Title:	Chief Financial Officer

LAMAR ADVERTISING OF PUERTO RICO, INC.
By:	/s/ Keith Istre
	Name:	Keith Istre
	Title:	Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender
By:	/s/ Christophe Vohmann
	Name:	Christophe Vohmann
	Title:	Executive Director

Allied Irish Banks, p.l.c., as a Lender
By:	/s/ Roisin O’Connell
	Name:	Roisin O’Connell
	Title:	Vice President

By:	/s/ Keith Hamilton
	Name:	Keith Hamilton
	Title:	Assistant Vice President

SUNTRUST BANK, as a Lender
By:	/s/ Kevin Curtin
	Name:	Kevin Curtin
	Title:	Vice President

Credit Agricole Corporate and Investment Bank, as a Lender
By:	/s/ David Cagle
	Name:	David Cagle
	Title:	Managing Director

By:	/s/ Brian Myers
	Name:	Brian Myers
	Title:	Managing Director

REGATTA FUNDING LTD. By: Citi Alternative Investments LLC, attorney-in-fact, as a Lender
By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Director

CCA EAGLE LOAN MASTER FUND LTD. By: Citigroup Alternative Investments LLC, as Investment manager for and on behalf of CCA EAGLE LOAN MASTER FUND LTD., as a Lender
By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Director

LMP Corporate Loan Fund, Inc. By: Citi Alternative Investments LLC, as a Lender
By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender By: DB Services New Jersey, Inc.
By:	/s/ Alice L. Wagner
	Name:	Alice L. Wagner
	Title:	Vice President

By:	/s/ Angeline Quintana
	Name:	Angeline Quintana
	Title:	Assistant Vice President

ING Prime Rate Trust
By: ING Investment Management Co.,
as its investment manager

ING Senior Income Fund
By: ING Investment Management Co.,
as its investment manager

ING Investment Management CLO I, LTD.
By: ING Investment Management Co.,
as its investment manager

ING Investment Management CLO II, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

ING Investment Management CLO III, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

ING Investment Management CLO IV, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

ING Investment Management CLO V, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

ING International (II) — Senior Loans
By: ING Investment Management Co.,
as its investment manager

ING Investment Trust Co. Plan for Employee Benefit
Investment Funds — Senior Loan Fund
By: ING Investment Trust Co.
as its trustee

Phoenix CLO I, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

Phoenix CLO II, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

Phoenix CLO III, LTD.
By: ING Alternative Asset Management LLC,
as its investment manager

By:	/s/ Michel Prince
	Name:	Michel Prince, CFA
	Title:	Senior Vice President

BLUEMOUNTAIN CLO LTD.
By:	BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC

ITS COLLATERAL MANAGER, as a Lender
By:	/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

U.S. Bank National Association, as a Lender
By:	/s/ Gregory Knudsen
	Name:	Gregory Knudsen
	Title:	Senior Vice President

LightPoint CLO III, Ltd., as a Lender By Neuberger Berman Fixed Income LLC as collateral manager
By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC, as a Lender
By:	/s/ Matthew Pennachio
	Name:	Matthew Pennachio
	Title:	Vice President

Bank of America, N.A. as a Lender
By:	/s/ Christopher S. Allen
	Name:	Christopher S. Allen
	Title:	Senior Vice President

Landmark V CDO Limited By: Aladdin Capital Management LLC, as Manager
By:	/s/ Alyse Kelly
	Name:	Alyse Kelly
	Title:	Authorized Signatory

Greyrock CDO LTD, By: Aladdin Capital Management LLC, as Manager
By:	/s/ Alyse Kelly
	Name:	Alyse Kelly
	Title:	Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Kyle R. Holtz
	Name:	Kyle R. Holtz
	Title:	Vice President

Eaton Vance CDO VIII, LTD. BY: Eaton Vance Management as Investment Advisor, as a Lender
By:	/s/ Craig Pruss
	Name:	Craig Pruss
	Title:	Vice President

Eaton Vance CDO IX, Ltd. By: Eaton Vance Management as Investment Advisor, as a Lender
By:	/s/ Craig Pruss
	Name:	Craig Pruss
	Title:	Vice President

Eaton Vance Senior Floating-Rate Trust By: Eaton Vance Management as Investment Advisor, as a Lender
By:	/s/ Craig Pruss
	Name:	Craig Pruss
	Title:	Vice President

Eaton Vance Floating-Rate Income Trust By: Eaton Vance Management as Investment Advisor, as a Lender
By:	/s/ Craig Pruss
	Name:	Craig Pruss
	Title:	Vice President

Eaton Vance Medallion Floating-Rate Income Portfolio By: Eaton Vance Management as Investment Advisor, as a Lender
By:	/s/ Craig Pruss
	Name:	Craig Pruss
	Title:	Vice President

Eaton Vance Institutional Senior Loan Fund By: Eaton Vance Management as Investment Advisor, as a Lender
By:	/s/ Craig Pruss
	Name:	Craig Pruss
	Title:	Vice President

Grayson & Co By: Boston Management and Research as Investment Advisor, as a Lender
By:	/s/ Craig Pruss
	Name:	Craig Pruss
	Title:	Vice President

Innovation Trust 2009 By: Eaton Vance Management as Investment Advisor, as a Lender
By:	/s/ Craig Pruss
	Name:	Craig Pruss
	Title:	Vice President

Eaton Vance VT Floating-Rate Income Fund By: Eaton Vance Management as Investment Advisor, as a Lender
By:	/s/ Craig Pruss
	Name:	Craig Pruss
	Title:	Vice President

Whitney National Bank, as a Lender
By:	/s/ J. Greg Scott
	Name:	J. Greg Scott
	Title:	Vice President

Sumitomo Mitsui Banking Corporation, as a Lender
By:	/s/ William M. Ginn
	Name:	William M. Ginn
	Title:	Executive Officer

Baker Street CLO II Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Ridgeworth Funds — Seix Floating Rate High Income Fund
By: Seix Investment Advisors LLC, as Subadvisor

Rochdale Fixed Income Opportunities Portfolio
By: Seix Investment Advisors LLC, as Subadvisor

as Lenders

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

California Public Employees’ Retirement System By: Columbia Management Investment Advisers, LLC, fka RiverSource Investments, LLC, its agent, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

Cent CDO 10 Limited By: Columbia Management Investment Advisers, LLC, fka RiverSource Investments, LLC As Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Cent CDO XI Limited By: Columbia Management Investment Advisers, LLC, fka RiverSource Investments, LLC As Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Cent CDO 12 Limited By: Columbia Management Investment Advisers, LLC, fka RiverSource Investments, LLC As Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Cent CDO 14 Limited By: Columbia Management Investment Advisers, LLC, fka RiverSource Investments, LLC As Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Cent CDO 15 Limited By: Columbia Management Investment Advisers, LLC, fka RiverSource Investments, LLC As Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

Centurion CDO 8 Limited By: Columbia Management Investment Advisers, LLC, fka RiverSource Investments, LLC As Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Centurion CDO 9 Limited By: Columbia Management Investment Advisers, LLC, fka RiverSource Investments, LLC As Collateral Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

RiverSource Bond Series, Inc. - RiverSource Floating Rate Fund, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

RiverSource Institutional Leveraged Loan Fund II, L.P. By: Columbia Management Investment Advisers, LLC fka RiverSource Investments, LLC as Investment Manager, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Secretary

RiverSource Strategic Allocation Series, Inc. — RiverSource Strategic Income Allocation Fund, as a Lender
By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

Grand Central Asset Trust, LBAM Series, as a Lender
By:	/s/ Adam Jacobs
	Name:	Adam Jacobs
	Title:	Attorney-in-Fact

Cole Brook CBNA Loan Funding LLC, as a Lender
By:	/s/ Adam Jacobs
	Name:	Adam Jacobs
	Title:	Attorney-in-Fact

FIRST 2004-II CLO, LTD. By: TCW Asset Management Company, as its Collateral Manager
By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Senior Vice President

By:	/s/ Jonathan R. Insull
	Name:	Jonathan R. Insull
	Title:	Managing Director

MAC CAPITAL, LTD. By: TCW Asset Management Company as its Portfolio Manager
By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Senior Vice President

By:	/s/ Jonathan R. Insull
	Name:	Jonathan R. Insull
	Title:	Managing Director

MOMENTUM CAPITAL FUND, LTD. By: TCW Asset Management Company as its Portfolio Manager
By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Senior Vice President

By:	/s/ Jonathan R. Insull
	Name:	Jonathan R. Insull
	Title:	Managing Director

TCW Senior Secured Floating Rate Loan Fund, L.P. By: TCW Asset Management Company, as its Investment Advisory
By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Senior Vice President

By:	/s/ Jonathan R. Insull
	Name:	Jonathan R. Insull
	Title:	Managing Director

TCW Senior Secured Loan Fund, LP By: TCW Asset Management Company, as its Investment Advisor
By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Senior Vice President

By:	/s/ Jonathan R. Insull
	Name:	Jonathan R. Insull
	Title:	Managing Director

Palmetto Investors Master Fund, LLC. By: TCW Asset Management Company, As its Managing Member
By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Senior Vice President

By:	/s/ Jonathan R. Insull
	Name:	Jonathan R. Insull
	Title:	Managing Director

VITESSE CLO LTD. By: TCW Asset Management Company as its Portfolio Manager
By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Senior Vice President

By:	/s/ Jonathan R. Insull
	Name:	Jonathan R. Insull
	Title:	Managing Director

LOAN FUNDING I LLC, a wholly owned subsidiary of Citibank, N.A. By: TCW Asset Management Company, as portfolio manager of Loan Funding I LLC
By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Senior Vice President

By:	/s/ Jonathan R. Insull
	Name:	Jonathan R. Insull
	Title:	Managing Director

CRÉDIT INDUSTRIEL ET COMMERCIAL, as a Lender
By:	/s/ Marcus Edward
	Name:	Marcus Edward
	Title:	Managing Director

By:	/s/ Brian O’Leary
	Name:	Brian O’Leary
	Title:	Managing Director

Bank of Nova Scotia, as a Lender
By:	/s/ Brenda Insull
	Name:	Brenda Insull
	Title:	Director

SCOTIABANC INC., as a Lender
By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

By:	/s/ R. Blackwood
	Name:	R. Blackwood
	Title:	Director

WIND RIVER CLO II — TATE INVESTORS, LTD. By: McDonnell Investment Management, LLC, as Manager, as a Lender
By:	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

ING Capital LLC, as a Lender
By:	/s/ William C. James
	Name:	William C. James
	Title:	Managing Director

GREYWOLF CLO I, LTD BY: GREYWOLF CAPITAL MANAGEMENT LP, ITS COLLATERAL MANAGER, as a Lender
By:	/s/ William Troy
	Name:	William Troy
	Title:	Authorized Signatory

Compass Bank, as a Lender
By:	/s/ Collis Sanders
	Name:	Collis Sanders
	Title:	Executive Vice President